SCUDDER
                                                                     INVESTMENTS








--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------

Scudder Cash
Investment Trust





Annual Report

May 31, 2001


The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      10   Glossary of Investment Terms

                      11   Investment Portfolio

                      14   Financial Statements

                      17   Financial Highlights

                      19   Notes to Financial Statements

                      26   Report of Independent Accountants

                      27   Tax Information

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Account Management Resources

Scudder Cash Investment Trust
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class AARP                     ticker symbol AITXX           fund number 165
Class S                        ticker symbol SCTXX           fund number 065
--------------------------------------------------------------------------------

Date of Inception:   o  Scudder Cash Investment Trust's Class S shares posted a
7/23/76                 7-day net annualized yield of 3.68% as of May 31, 2001.

Total Net Assets     o  Class S shares of the fund returned 5.59% over the 12
as of 5/31/01 --        months ended May 31.

Class AARP:          o  The majority of the fund's investments are in
$361 million            high-quality asset-backed commercial paper, which can
                        offer some of the highest money market yields available.
Class S:
$977 million

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Cash Investment Trust's most recent fiscal year ended May 31, 2001. As of the close of the period on May 31, Scudder Cash Investment Trust's 7-day yield for Class S shares was 3.68%, which translates to a compound effective yield of 3.75%. Over the 12-month period, the fund's Class S shares' total return was 5.59%, compared with the 5.45% average return of taxable money market funds according to Lipper, Inc.

Scudder Cash Investment Trust seeks to maintain stability and liquidity of principal, and to provide shareholders with current income. It does this by investing exclusively in high quality short-term securities. The fund may buy securities from many types of issuers, including the U.S. government, banks, corporations, and municipalities. The fund is broadly diversified. In purchasing securities for the fund, its managers look for attractive yields and weigh economic outlooks and possible interest rate movements. We believe that investing in a high-quality money market fund such as Scudder Cash Investment Trust represents a fundamental part of a well-balanced investment program.

Most economic releases in early 2001 confirmed fourth quarter 2000 reports that U.S. economic growth is slowing. These releases prompted the Federal Reserve Board to lower the Federal Funds rate by 50 basis points five times during the first quarter of this year. The magnitude of these actions by the Fed was unprecedented, and arose from concern that the pace of the U.S. economic slowdown could lead to a recession. Warning signs included slumping corporate profits, capital expenditure reductions, higher unemployment, and sliding retail sales. The Fed's dramatic actions have combined to substantially reduce the yields for money market securities. In this environment, and as outlined in the interview that begins on page 5, the fund's managers seek to extend the fund's maturity to maintain the highest yield possible given market conditions, while also looking to keep credit quality at the highest level in an environment of reduced corporate profitability.

Thank you for investing with Scudder. If you have any questions regarding Scudder Cash Investment Trust, please call us toll-free or visit us on the Web.

Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Cash Investment Trust


--------------------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com

          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001


In the following interview, Lead Portfolio Manager Frank Rachwalski discusses the market environment and his approach to managing the fund.

                    Q: How did the fund perform over its most recent fiscal year?

                    A: Over the 12 months ended May 31, 2001, the 7-day yield of Scudder Cash Investment Trust's Class S shares declined from 5.58% to 3.68%, reflecting the Federal Reserve Board's aggressive program of interest rate reductions. The Class S shares' 3.68% yield as of May 31 translated to a compound effective yield of 3.75%. For the 12-month period ended May 31, the total return of the Class S shares of the fund was 5.59%, compared with the 5.45% average return of taxable money market funds according to Lipper, Inc.

                    Q: How have the sluggish economy and the Fed's rate-cutting program affected the investment environment for money market securities?

                    A: Over the past six months, the money market yield curve went from the shortest maturities having the highest yields (negative slope) to the longest maturities having the highest yields (positive slope). A positively sloped yield curve would seem strange if you're expecting economic weakness in the short term, which many are. (That's because a positively sloped curve means that longer-term investors are demanding higher rates to compensate for possible increases in inflation.) But what the present yield curve really reflects is how aggressively the Fed has reacted to signs of weakness in the economy.

--------------------------------------------------------------------------------
Fund's Class S Shares Yields
--------------------------------------------------------------------------------
                                                  7-day        7-day compound
                                                 average      effective yield
                                                  yield
--------------------------------------------------------------------------------
May 31, 2000                                      5.58%            5.73%

May 31, 2001                                      3.68%            3.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Q: Is there anything else the yield curve is telling us right now?

                    A: Two things: First, the longer-term yield curve, beyond the scope of money market maturities, is also shifting to a higher positive slope, which tells us that the fixed income markets are concerned that the Fed may have acted too aggressively and that they're worried about a recurrence of inflation. Second, money market investors are interpreting the curve to mean that the Fed is nearing the end of this easing action, with perhaps a modest additional amount of reduction incrementally. Thus, in the near term the primary risk is still economic weakness.

                    Q: What was your strategy in light of the Fed's actions?

                    A: During the period we tried to err on the side of slightly higher average maturity because overall we believed rates were going to move lower. We did not, however, anticipate the magnitude and speed of the Fed's rate cuts.

                    In addition, throughout the past six to nine months we worked to ensure the highest possible credit quality within the fund's holdings. With slippage in the U.S. economy and declines in the stock market, credit quality was more of a concern. The credit quality of some issuers in the marketplace has looked weaker in recent months because of disappointing earnings reports and estimates. So we are staying with the issuers with better credit quality until the economy turns up.

                    Q: How did you allocate the fund's assets over the period?

                    A: In managing the portfolio, we focus on maintaining its average maturity within a target range and in selecting securities that will benefit the fund given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the fund's portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate in 2001
--------------------------------------------------------------------------------

                                                    New rate            Change
--------------------------------------------------------------------------------
January 3                                            6.00%              -0.50%

January 31                                           5.50%              -0.50%

March 20                                             5.00%              -0.50%

April 18                                             4.50%              -0.50%

May 15                                               4.00%              -0.50%
--------------------------------------------------------------------------------
The Federal Funds Rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

                    agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in commercial paper (72%) over the period because of its attractive value and high relative yields.

                    Q: Are there any implications for the money markets from the recent federal tax cut?

                    A: We see it as positive for our market. Because the tax cut has a front-loaded aspect to it, we believe the rate cuts that we've seen to date plus the tax cut will allow the economy to improve sooner rather than later.

                    Q: What is your outlook for the fund?

                    A: We plan to keep the fund's average maturity at about the same level, or slightly longer than average. At this point -- because we think the economy is not going to snap back right away and because the Fed may make more rate cuts -- we think it's too early to shorten maturities. In that context we will continue to emphasize very high credit quality. In addition, we will continue to look for attractive opportunities as they arise, and seek to maintain a high yield for the fund.

--------------------------------------------------------------------------------


                    Scudder Cash Investment Trust:
                    A Team Approach to Investing

                    Scudder Cash Investment Trust is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                    Lead Portfolio Manager Frank J. Rachwalski joined the Advisor in 1973 as a money market specialist within the fixed income group and assumed responsibility for the fund's day-to-day management and overall investment strategies on January 1, 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since 1974.

                    Portfolio Manager Christopher Proctor joined the Advisor in 1999. Mr. Proctor joined the team in 2001 and has 11 years of investment industry experience.

                    Portfolio Manager Jerri I. Cohen joined the Advisor in 1981. Ms. Cohen joined the team in 2000 and has 19 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

          Commercial  Short-term debt obligations with maturities ranging
               Paper from 2 to 270 days, and issued by banks, corporations and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted from the face value of the security, although some are interest-bearing and offer a high level of safety and liquidity.

            Compound The level of income a money market fund would provide if Effective Yield reinvested, based on the current 7-day yield. Because the effect of reinvestment (known as compounding) is reflected in the calculation, this yield figure will always be slightly higher than the 7-day yield. Actual fund performance results are measured by total return.

     Federal Reserve  The governing board of the Federal Reserve System, the
               Board United States' central bank. The Board establishes policies on such key matters as reserve requirements (the amount of cash banks must have on hand) and other bank regulations, sets the discount rate, tightens or loosens credit (raises or lowers interest rates), and regulates the purchase of securities on margin.

           Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

         Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are available at our Internet Web site -- myScudder.com.

Investment Portfolio                                          as of May 31, 2001
--------------------------------------------------------------------------------

                                                                        Principal
                                                                        Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Repurchase Agreements 0.1%
---------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 4.01%, to be
    repurchased at $1,477,165 on 6/1/2001**                                              ----------
    (Cost $1,477,000) .............................................       1,477,000       1,477,000
                                                                                         ----------
---------------------------------------------------------------------------------------------------
Commercial Paper 71.5%
---------------------------------------------------------------------------------------------------
 Ace Overseas Corp., 4.80%***, 6/20/2001 ..........................      20,000,000      19,949,334
 Alpine Securitization, 4.78%***, 6/13/2001 .......................      20,000,000      19,968,133
 Amsterdam Funding Corp., 4.05%***, 6/7/2001 ......................      25,000,000      24,983,125
 Atlantis One Funding Corp., 3.96%***, 7/27/2001 ..................      20,000,000      19,876,800
 Banc One Australia, 4.72%***, 7/3/2001 ...........................      10,000,000       9,958,044
 Barclays US Funding Corp., 3.98%***, 6/18/2001 ...................      23,970,000      23,924,893
 Barton Capital Corp., 3.98%***, 7/9/2001 .........................      25,000,000      24,894,972
 Bavaria Finance Funding, 4.03%***, 6/6/2001 ......................      25,038,000      25,023,986
 Bavaria Universal Funding, 4.46%***, 9/17/2001 ...................      25,000,000      24,665,500
 Beta Finance Inc. 4.09%***, 5/3/2002 .............................      10,000,000      10,000,000
 Beta Finance Inc., 4.70%***, 7/10/2001 ...........................      20,000,000      19,898,167
 Clipper Receivables Corp., 4.00%***, 6/28/2001 ...................      25,000,000      24,925,000
 Eureka Securitization, 3.96%***, 7/25/2001 .......................      25,000,000      24,851,500
 FCAR Owner Trust 1, 4.12%***, 7/12/2001 ..........................      25,000,000      24,882,694
 Forrestal Funding, 3.98%***, 7/11/2001 ...........................      25,000,000      24,889,444
 Fountain Square, 4.00%***, 6/29/2001 .............................      25,000,000      24,922,222
 Four Winds Funding Corp., 4.23%***, 6/5/2001 .....................      10,000,000       9,995,300
 Four Winds Funding Corp, 4.70%***, 7/18/2001 .....................      15,000,000      14,907,958
 Galaxy Funding, 4.98%***, 6/15/2001 ..............................      15,000,000      14,970,979
 General Electric Capital Corp., 5.07%***, 6/5/2001 ...............      20,000,000      19,988,733
 General Motors Acceptance Corp., 4.28%*, 8/23/2001 ...............      18,000,000      18,008,165
 Giro Funding US Corp., 4.69%***, 7/16/2001 .......................      20,000,000      19,882,750
 Giro Funding US Corp., 4.79%***, 6/20/2001 .......................      25,000,000      24,946,958
 Goldman Sachs & Co., 4.79%***, 6/7/2001 ..........................      20,750,000      20,733,435
 Goldman Sachs & Co., 5.46%***, 7/24/2001 .........................      15,000,000      15,000,000
 Greenwich Funding Corp., 4.02%***, 6/21/2001 .....................      15,000,000      14,966,500
 Hatteras Funding Corp., 4.00%***, 7/26/2001 ......................      10,000,000       9,938,889
 Hatteras Funding Corp., 4.10%***, 6/15/2001 ......................      18,154,000      18,125,054
 Household Finance Corp., 4.28%*, 8/24/2001 .......................      10,000,000      10,017,990
 Household Finance Corp., 4.78%*, 7/20/2001 .......................      15,000,000      14,998,380
 Kitty Hawk Funding Corp., 4.75%***, 7/16/2001 ....................      31,446,000      31,259,289
 Moat Funding LLC, 4.85%***, 6/4/2001 .............................      20,000,000      19,991,917
 Monte Rosa Capital Corp., 4.00%***, 7/2/2001 .....................      14,000,000      13,951,778



    The accompanying notes are an integral part of the financial statements.

                                       11

---------------------------------------------------------------------------------------------------


                                                                          Principal
                                                                          Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------
 Old Line Funding Corp., 4.78%***, 6/15/2001 ......................      21,406,000      21,366,209
 Pennine Funding LLC, 4.02%***, 7/2/2001 ..........................      25,000,000      24,913,458
 Philip Morris Cos. Inc., 4.90%***, 6/1/2001 ......................      15,000,000      15,000,000
 Philip Morris Cos. Inc., 5.34%*, 12/4/2001 .......................      15,000,000      14,988,882
 Preferred Receivable Funding, 4.00%***, 6/26/2001 ................      25,000,000      24,930,556
 Prudential Funding Corp., 5.01%*, 10/18/2001 .....................      16,000,000      16,015,136
 Quincy Capital Corp., 4.35%***, 6/11/2001 ........................      19,649,000      19,625,203
 Salomon Smith Barney, 4.12%***, 6/1/2001 .........................      42,000,000      42,000,000
 Scaldis Capital LLC, 3.97%***, 8/20/2001 .........................      15,000,000      14,867,667
 Scaldis Capital LLC, 4.05%***, 6/1/2001 ..........................      17,018,000      17,018,000
 Sheffield Receivables Corp., 4.00%***, 7/2/2001 ..................      25,000,000      24,913,889
 Sigma Finance, Inc., 5.13%***, 7/27/2001 .........................      16,000,000      15,872,320
 Spintab AB, 4.71%***, 7/18/2001 ..................................      30,000,000      29,815,525
 Stellar Funding Group, 4.13%***, 6/13/2001 .......................      20,000,000      19,972,467
 Superior Funding Capital, 4.40%***, 6/4/2001 .....................      23,533,000      23,524,371
 Surrey Funding Corp., 4.00%***, 6/22/2001 ........................      15,000,000      14,964,300
 Surrey Funding Corp., 4.08%***, 8/8/2001 .........................      15,000,000      14,886,667
 Thunder Bay Funding, Inc., 4.38%***, 6/8/2001 ....................      15,000,000      14,987,225
---------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $1,008,959,764)                                          1,008,959,764
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Certificates of Deposit 9.2%
---------------------------------------------------------------------------------------------------
 Allfirst Bank, 4.38%*, 9/7/2001 ..................................      10,000,000      10,000,000
 Amex Centurian Bank, 4.35%*, 6/5/2001 ............................      10,000,000       9,999,989
 Canadian Imperial Bank, 4.07%*, 9/21/2001 ........................      15,000,000      14,997,538
 First Union National Bank, 4.05%*, 11/21/2001 ....................      20,000,000      19,998,844
 First Union National Bank, 4.19%*, 7/26/2001 .....................      15,000,000      15,000,000
 Fleet National Bank, 4.03%*, 8/20/2001 ...........................      20,000,000      19,998,239
 Merita Bank Ltd., 4.08%*, 7/30/2001 ..............................      10,000,000      10,000,000
 National City Bank of Kentucky, 4.36%*, 9/17/2001 ................      15,000,000      14,999,568
 US Bank of Minnesota, 4.18%*, 7/23/2001 ..........................      15,000,000      15,000,000
---------------------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $129,994,178)                                       129,994,178
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Short-Term Notes 16.6%
---------------------------------------------------------------------------------------------------
 American Honda Financial, 4.08%*, 9/21/2001 ......................      15,000,000      15,000,000
 American Honda Financial, 4.73%*, 1/16/2002 ......................      10,000,000       9,999,362
 Associates Corp. of North America, 5.03%*, 6/15/2004 .............      15,000,000      15,000,000
 CIT Group, Inc., 4.67%*, 7/16/2001 ...............................      35,000,000      34,995,840
 Caterpillar Financial Services, 4.86%*, 10/15/2001 ...............      15,000,000      15,006,661



    The accompanying notes are an integral part of the financial statements.

                                       12

---------------------------------------------------------------------------------------------------

                                                                         Principal
                                                                         Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------
 Caterpillar Financial Services, 5.01%*, 8/14/2001 ................      10,000,000      10,004,951
 Comerica Bank, 4.12%*, 11/9/2001 .................................      20,000,000      19,998,709
 Countrywide Home Loans, 4.26%*, 9/5/2001 .........................      15,000,000      15,000,000
 Countrywide Home Loans, 4.91%*, 6/25/2001 ........................      25,000,000      24,999,680
 Countrywide Home Loans, 5.17%*, 9/5/2001 .........................      25,000,000      24,999,441
 Goldman Sachs Promissory Note, 4.13%***, 12/20/2001 ..............      20,000,000      20,000,000
 Heller Financial, Inc., 4.96%*, 7/17/2001 ........................      15,000,000      14,999,055
 Verizon Global Funding Corp., 5.06%*, 4/12/2002 ..................      15,000,000      14,997,370
---------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $235,001,069)                                              235,001,069
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 0.7%
---------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., 4.8%, 4/30/2002                                       ----------
    (Cost $10,000,000) ............................................      10,000,000      10,000,000
                                                                                         ----------
---------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 1.9%
---------------------------------------------------------------------------------------------------
 State of Texas:
    4.05%*, 6/6/2001 ..............................................      12,500,000      12,500,000
    4.15%*, 6/6/2001 ..............................................      14,100,000      14,100,000
---------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $26,600,000)                                 26,600,000
---------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,412,032,011) (a)                        1,412,032,011
---------------------------------------------------------------------------------------------------

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of May 31, 2001.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $1,412,032,011.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2001
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,412,032,011) ...............   $ 1,412,032,011
Cash ....................................................................           812,553
Interest receivable .....................................................         2,967,334
Receivable for investments sold .........................................        10,066,737
Receivable for Fund shares sold .........................................         4,517,922
Due from Advisor ........................................................           240,968
                                                                            ---------------
Total assets ............................................................     1,430,637,525

Liabilities
                                                                            ---------------
Dividend payable ........................................................           610,320
Payable for investments purchased .......................................        10,017,990
Payable for Fund shares redeemed ........................................        80,763,966
Accrued management fee ..................................................           484,505
Other accrued expenses and payables .....................................           484,639
                                                                            ---------------
Total liabilities .......................................................        92,361,420
-------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 1,338,276,105
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) ....................................          (794,907)
Paid-in capital .........................................................     1,339,071,012
-------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 1,338,276,105
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share ($361,071,991 /
   361,666,642 outstanding shares of beneficial interest, $.01 par value,   ---------------
   unlimited number of shares authorized) ...............................   $          1.00
                                                                            ---------------
Class S
NetAsset Value, offering and redemption price per share ($977,204,114 /
   977,165,579 outstanding shares of beneficial interest, $.01 par value,   ---------------
   unlimited number of shares authorized) ...............................   $          1.00
                                                                            ---------------



    The accompanying notes are an integral part of the financial statements.


                                       14

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2001
-------------------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------
Income:
Interest ................................................................   $    78,840,550
                                                                            ---------------
Expenses:
Management fee ..........................................................         5,344,120
Administrative fee ......................................................         3,634,081
Services to shareholders ................................................         1,308,700
Custodian and accounting fees ...........................................            66,835
Auditing ................................................................            18,235
Legal ...................................................................             5,228
Trustees' fees and expenses .............................................            33,616
Reports to shareholders .................................................            74,183
Other ...................................................................             5,782
                                                                            ---------------
Total expenses, before expense reductions ...............................        10,490,780
Expense reductions ......................................................          (423,273)
                                                                            ---------------
Total expenses, after expense reductions ................................        10,067,507
-------------------------------------------------------------------------------------------
Net investment income                                                            68,773,043
-------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (6,168,713)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $    62,604,330
-------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Years Ended May 31,
Increase (Decrease) in Net Assets                       2001             2000
------------------------------------------------------------------------------------
Operations:
Net investment income .........................   $    68,773,043    $    52,490,408
Net realized gain (loss) on investment
   transactions ...............................        (6,168,713)           (13,553)
                                                  ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ............................        62,604,330         52,476,855
                                                  ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ..................................       (14,247,578)              --
                                                  ---------------    ---------------
  Class S .....................................       (54,525,465)       (52,490,408)
                                                  ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .....................     5,149,134,312      2,463,134,788
Net assets acquired in tax-free reorganization        376,153,156               --
Reinvestment of distributions .................        62,311,648         49,713,698
Cost of shares redeemed .......................    (5,230,585,787)    (2,678,407,346)
                                                  ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions .........................       357,013,329       (165,558,860)
                                                  ---------------    ---------------
Capital contribution from Advisor (see Note H)          5,983,625               --
                                                  ---------------    ---------------
Increase (decrease) in net assets .............       356,828,241       (165,572,413)
Net assets at beginning of period .............       981,447,864      1,147,020,277
                                                  ---------------    ---------------
Net assets at end of period ...................   $ 1,338,276,105    $   981,447,864
                                                  ---------------    ---------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                            2001(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.000
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                                                     .040
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income and net realized gains on investment transactions  (.040)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.000
------------------------------------------------------------------------------------
Total Return (%)                                                            4.10(c)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       361
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .79(b)*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                                          5.30*
------------------------------------------------------------------------------------

(a) For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .82%.

(c) Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note H), without this contribution the total return would have been lower.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class S (a)

------------------------------------------------------------------------------------
                              2001(b)   2000(b)  1999(c)   1998(d) 1997(d)  1996(d)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                    $1.000    $1.000   $1.000    $1.000   $1.000   $1.000
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
  Net investment income        .055      .048     .041      .048     .046     .048
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income and
  net realized gains on
  investment transactions     (.055)    (.048)(e)(.041)(e) (.048)(e)(.046)(e)(.048)(e)
------------------------------------------------------------------------------------
Net asset value, end
of period                    $1.000    $1.000   $1.000    $1.000   $1.000   $1.000
------------------------------------------------------------------------------------
Total Return (%)               5.59(f)(i)5.01(f)  4.15(f)** 4.92(f)  4.73     4.89
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    977       981    1,147     1,182    1,431    1,387
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)          .84(h)   1.05(g)  1.02*      .95      .86      .83
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)          .80(h)    .90(g)   .85*      .85      .86      .83
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                     5.44      4.86     4.44*     4.82     4.63     4.79
------------------------------------------------------------------------------------

(a) On September 11, 2000 existing shares of the Fund were redesignated as Class S.

(b) For the years ended May 31.

(c) For the eleven months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year from June 30 to May 31.

(d) For the years ended June 30.

(e) Net realized gains were less than 6/10 of $.01 per share.

(f) Total returns would have been lower had certain expenses not been reduced.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .99% and .85%, respectively (see Notes to Financial Statements).

(h) The ratios of operating expenses include a one-time reduction in reorganization expenses. The ratios without this reduction before and after expense reductions were .87% and .82%, respectively.

(i) Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note H), without this contribution the total return would have been lower.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

On September 11, 2000, the Fund commenced offering multiple classes of shares and existing shares of the Fund were redesignated as Class S. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

--------------------------------------------------------------------------------


Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $610,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004 ($342,000), May 31, 2005 ($236,000), May 31, 2006 ($4,000), May 31, 2007
($2,000), May 31, 2008 ($9,000) and May 31, 2009 ($17,000), the respective expiration dates, whichever occurs first.

From November 1, 2000 through May 31, 2001, the Fund incurred approximately $186,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders as least annually.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new investment management agreement and entered into an Administrative Agreement. Both of these agreements were effective September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in

--------------------------------------------------------------------------------

accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Effective September 11, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, 0.35% of the next $500,000,000 of such net assets, 0.335% of the next $500,000,000 of such net assets and 0.32% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

For the period June 1, 2000 through September 11, 2000, the Advisor agreed to maintain the annualized expenses of the Fund at not more than 0.85% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the period June 1, 2000 through September 11, 2000, the Advisor did not impose a portion of its management fee pursuant to the Agreement aggregating $379,986. For the year ended May 31, 2001, the amount imposed pursuant to the Agreement and the Management Agreement aggregated $4,964,134. The management fee imposed is equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets for the year ended May 31, 2001.

Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the

--------------------------------------------------------------------------------


"Administrative Fee") of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period September 11, 2000 through May 31, 2001, the Administrative Fees were as follows:

                                                                Unpaid at
Administrative Fees                          Total Aggregated  May 31, 2001
--------------------------------------------------------------------------------
Class AARP                                   $   1,069,689    $     119,981
Class S                                          2,935,143          348,808
                                             -------------    -------------
                                             $   4,004,832    $     468,789
                                             -------------    -------------

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $127,568 on Class AARP and $243,183 on Class S is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to September 11, 2000, the amount charged to the Fund by SSC aggregated $761,893, all of which is paid at May 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to September 11, 2000, the amount charged to the Fund by STC aggregated $404,694, all of which is paid at May 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to September 11, 2000, the amount charged to the Fund by SFAC aggregated $24,331, of which all is paid at May 31, 2001.

--------------------------------------------------------------------------------


The Class S shares of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. Prior to September 11, 2000, the Special Servicing Agreement expense charged to the Fund aggregated $4,156.

Effective September 11, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001, Trustees' fees and expenses aggregated $33,616.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, the Fund's custodian fees were reduced by $32,045. Prior to September 11, 2000, transfer agent fees were reduced by $11,242.

--------------------------------------------------------------------------------

Effective September 11, 2000, transfer agent credits were no longer used to reduce Fund expenses.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

F. Acquisition of Assets

On September 8, 2000, the Fund acquired all the net assets of AARP High Quality Money Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 376,459,577 Class AARP shares of the Fund for 376,459,577 shares of AARP High Quality Money Fund outstanding on September 8, 2000. AARP High Quality Money Fund's net assets at that date ($376,153,156) were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $965,100,857. The combined net assets of the Fund immediately following the acquisition were $1,341,254,013.

G. Share Transactions


The following table summarizes share and dollar activity in the Fund:


                              Year Ended                        Year Ended
                             May 31, 2001                      May 31, 2000
                   --------------------------------  --------------------------------
                       Shares           Dollars          Shares           Dollars

Shares sold
-------------------------------------------------------------------------------------
Class AARP*.......    305,760,818   $  305,472,588               --   $           --
Class S**.........  4,843,446,793    4,843,661,724    2,463,134,788    2,463,134,788
                                    --------------                    --------------
                                    $5,149,134,312                    $2,463,134,788
                                    --------------                    --------------

Net assets acquired in tax-free reorganization
-------------------------------------------------------------------------------------
Class AARP*.......    376,459,577   $  376,153,156               --   $           --
Class S**.........             --               --               --               --
                                    --------------                    --------------
                                    $  376,153,156                    $           --
                                    --------------                    --------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP*.......     13,128,241   $   13,128,241               --   $           --
Class S**.........     49,183,407       49,183,407       49,713,698       49,713,698
                                    --------------                    --------------
                                    $   62,311,648                    $   49,713,698
                                    --------------                    --------------

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP*.......   (333,681,994)   $(333,681,994)               --   $           --
Class S**......... (4,896,903,793)  (4,896,903,793)  (2,678,407,346)  (2,678,407,346)
                                    --------------                    --------------
                                   $(5,230,585,787)                  $(2,678,407,346)
                                    --------------                    --------------

Net increase (decrease) from capital share transactions
-------------------------------------------------------------------------------------
Class AARP*.......    361,666,642   $  361,071,991               --   $           --
Class S**.........     (4,273,593)      (4,058,662)    (165,558,860)    (165,558,860)
                                    --------------                    --------------
                                    $  357,013,329                     $(165,558,860)
                                    --------------                    --------------

* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

** On September 11, 2000, existing shares of the Fund were redesignated as Class
   S shares.

H. Capital Contribution

On January 16, 2001, the Advisor voluntarily purchased $15,000,000 of Southern California Edison commercial paper from the Fund for $5,983,625 in excess of that security's value. The Fund recorded a realized loss of $5,983,625 on the transaction which was offset by a payment of an equal amount from the Advisor. The Advisor received no shares of the Fund or other consideration in exchange for such contribution.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Trustees and the Shareholders of Scudder Cash Investment Trust:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the "Fund") at May 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                     Boston, Massachusetts            PricewaterhouseCoopers LLP
                     July 9, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Frank J. Rachwalski, Jr.*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund*
   Prime Reserve Shares                       Scudder Small Company Value Fund*
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund*
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund*           Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund*           Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.*
  Scudder Pathway Series
   Conservative Portfolio                   Industry Sector Funds
   Moderate Portfolio                         Scudder Health Care Fund
   Growth Portfolio                           Scudder Technology Innovation Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




* Class S shares only


                                       28


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments